                                                                   EXHIBIT 10.17


                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement




                           ORDER FULFILLMENT AGREEMENT

This Order Fulfillment Agreement ("Agreement") is entered into effective as of the 2nd day of March, 1999, by and between NetRadio Corporation ("Retailer") and Valley Media, Inc. ("Valley"). The terms of this Agreement supercede all prior agreements between the parties, either oral or written, specifically including but not limited to the Order Fulfillment Agreement dated as of January 1, 1998.

                                   BACKGROUND

A. Valley has created a database known as "audiofile" which contains information regarding pre-recorded music and music related products ("Audio Product"), theatrical video and video related products ("Video Product"), and theatrical DVD and DVD related products ("DVD Product"). Audio, Video, and DVD may be collectively referred to herein as "Product."

B. Valley provides to various retailers direct-to-customers order fulfillment services, pursuant to which Valley provides, packs and ships such products to the retailer's customers.

C. Retailer intends to operate on the World Wide Web an "on-line retail store" (the "Site") through which it intends to sell Product.

                                    AGREEMENT

Subject to the terms and conditions set forth below, the parties agree as follows:

1. BASIC AGREEMENT. Retailer and Valley agree to develop a computer and customer service interface for the purposes of conducting small order Product transactions via an on-line

                                                                  NetRadio
                                                                           -----
                                                                    Valley
                                                                           -----

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement

         music/video store and other direct response marketing efforts. Retailer will build and maintain a web site. Retailer will also conduct all marketing and merchandising efforts, collect all orders and send such orders to Valley via EDI. Valley will be responsible for picking, packing and shipping the orders directly to Retailer's customers.

2. SET UP. Valley will provide audiofile and technical assistance to Retailer for the testing of Retailer's EDI transmission of orders to Valley's Bulletin Board System.

3. NON-EXCLUSIVITY. Valley acknowledges that Navarre, Inc. will be Retailer's "First-Choice Supplier" under the terms and conditions of a Fulfillment Agreement between Retailer and Navarre dated December 1, 1998. Valley will be considered the secondary supplier of Product for Retailer. Retailer will utilize Valley for Order Fulfillment Services if Navarre does not have inventory immediately available for shipment, or in the case of a multiple unit order, if Navarre is unable to fulfill all items at the lowest cost per item to avoid a duplication of shipping costs to Retailer provided, however, that Retailer may utilize other parties as sources for Product not available through Navarre, Inc. or Valley (either through audiofile or otherwise) if Retailer provides Valley fourteen (14) days notice of its intention to do so and Valley fails to make specified Product available by the end of such period.

4.       PRODUCT PRICING.

         4.1. AUDIO PRODUCT. Valley agrees to sell and Retailer agrees to purchase Audio Product at [Confidential Treatment Requested] percent (Confidential Treatment Requested)%)] off the wholesale prices set forth in Exhibit A attached hereto (the "Base Prices"). Base Prices may be revised by Valley from time to time, effective upon written notice to Retailer of such changes.

         4.2. VIDEO PRODUCT. Retailer agrees to buy and Valley agrees to sell Video Product at [Confidential Treatment Requested] percent ([Confidential Treatment Requested]%) off suggested retail price.

                                                                  NetRadio
                                                                           -----
                                                                    Valley
                                                                           -----

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement

         4.3. DVD PRODUCT. Retailer agrees to buy and Valley agrees to sell DVD Product at [Confidential Treatment Requested] percent q([Confidential Treatment Requested] %) off suggested retail price.

5.       ORDER PLACEMENT AND FULFILLMENT.

         5.1. FULFILLMENT. The following sets forth Valley's fulfillment practices:

                  5.1.1. PRIORITY. Priority orders are defined as orders shipped domestically via overnight or second-day air delivery. Priority orders received on any business day by 10:00 a.m. Pacific Standard Time ("PST") will be shipped on the same day. Orders received after 10:00 a.m. PST will be shipped the following business day.

                  5.1.2. STANDARD. Standard orders are defined as orders other than Priority orders. On any business day that Valley receives Standard orders by 1:00 p.m. PST, it will ship the orders the following business day. Standard orders received after 1:00 p.m. PST will be deemed received the next business day and Valley will ship these orders the business day after the day they are deemed to be received.

                  5.1.3. PEAK PERIODS. The first day of a business week and any day on which order volume is greater than 20% above average (calculated on a floating 30-day basis) is defined as a Peak Period. Valley shall use best efforts to adhere to the fulfillment policies set forth above during Peak Periods, but its failure to so adhere during Peak Periods shall not be considered a default under this Agreement.

                                                                  NetRadio
                                                                           -----
                                                                    Valley
                                                                           -----

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement



         5.2      PRE-ORDERS.

                  5.2.1. AUDIO PRODUCT. Retailer shall collect pre-orders until four days prior to the date that a new release title is first to be made available to consumers (the "street date"), at which point such pre-orders will be forwarded in a separate batch to Valley on the date and time of day required by Valley. Valley shall ship all pre-orders no later than street date minus one day, provided Valley has received the new release title(s) from the label/distributor of such new release(s) in time for processing. If a street date is delayed, Retailer will be responsible for holding the pre-orders until four (4) days before the new street date.

                  5.2.2. VIDEO AND DVD PRE-ORDERS. Retailer shall forward to Valley all Video and DVD pre-orders as it receives them (in batches separate from regular orders) up to one day prior to pre-book date. Retailer shall mark each pre- order "ship complete" by typing a "Y" in the "ship complete" field of the EDI inbound specifications. Valley shall ship all pre-orders no later than street date minus one day, provided Valley has received the new release title(s) from the studio/distributor of such new release(s) in time for processing. If a street date is delayed, Retailer will be responsible for holding the pre-orders until four (4) days before the new street date.

         5.3. BACK-ORDERS. Valley shall ship the in-stock items of an order as set forth in this Agreement and, except as set forth in this Section 5.3, will cancel the out of stock items. Retailer may elect to have Valley hold an order that has one or more items out of stock until it is completely fulfilled by typing a "Y" in the "ship complete" field of the EDI inbound specifications. Retailer may inform Valley from time to time of the number of days, up to a maximum of 25 days (the "Hold Period"), that Valley is to hold such "ship complete" orders before shipping the available products and canceling the out of stock products. In the event that all products included in an order are out of stock, Valley will hold the order for the Hold


                                                                  NetRadio
                                                                           -----
                                                                    Valley
                                                                           -----

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement



                  Period before canceling the order (subject to prior cancellation of such order by Retailer).

6.       SHIPPING.

         6.1. RISK OF LOSS. All shipments under this Agreement shall be F.O.B. Valley's shipping facility. Title and risk of loss with respect to all orders and products shipped by Valley or Valley under this Agreement shall pass to Retailer or its customers upon delivery of the products to the carrier at the point of shipment. In the event of shipping damage or orders lost in shipment, Valley will assist in filing a claim on behalf of Retailer and will credit Retailer any amounts received or credits to Valley in connection with each claim.

         6.2. CHOICE OF CARRIER. Valley will ship the order with the carrier requested by Retailer or its customer. Valley will cancel any order for which the delivery address is not serviced by the indicated carrier, and Retailer shall have the option to retransmit the order to be shipped via an alternate carrier.

         6.3 SHIPPING COSTS. Valley will invoice Retailer's customers at such rates as are requested by Retailer. Retailer will pay Valley shipping costs per the shipping tables attached hereto as Exhibit B (as amended from time to time by Valley). Valley will provide Retailer written notice of shipping rate changes and the effective date of such changes. Valley represents that the shipping costs charged to Retailer are its actual shipping costs (not considering rebates).

7.       FULFILLMENT FEES.

         7.1. PACKING AND HANDLING FEES. Unless otherwise provided in this Agreement, and in full consideration of all order fulfillment services performed by Valley, Retailer will pay Valley the following fees for each order fulfilled:


                                                                  NetRadio
                                                                           -----
                                                                    Valley
                                                                           -----

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement


                  7.1.1.   All Products:   $[Confidential Treatment Requested]
                                           for the first unit, plus
                                           $[Confidential Treatment Requested]
                                           per unit after the first unit.


                  7.1.2.   USPS Priority Mail Insured/International Surcharge:

                                           $[Confidential Treatment Requested]
                                           per unit shipped USPS Priority Mail
                                           Insured or Internationally.

         7.2. PAPER INSERTS. Retailer will pay a fee of $[Confidential Treatment Requested] per paper insert packed by Valley at the request of Retailer in product shipped under this Agreement. Retailer shall supply the required paper inserts at no cost to Valley. For purposes of this paragraph, paper inserts must be lightweight, paper-based, promotional items the same size or smaller than a standard single CD, or pre-folded to such size.

         7.3. MERCHANDISE INSERTS. At Retailer's request, Valley will insert promotional inserts (other than the paper inserts described in paragraph 7.2) ("Merchandise Inserts") in its orders at a cost to be negotiated by the parties. Retailer shall supply those inserts at no cost to Valley.

         7.4. INSERT BAR CODES. A unique UPC bar-code is required for each Paper or Merchandise insert. Retailer should purchase and apply a proprietary bar-code on all inserts. At Retailer's request or if the bar-code does not meet Valley's standards, Valley will create and apply a bar-code for a fee of $[Confidential Treatment Requested] per applied bar-code.

         7.5. EXCLUSIVE MERCHANDISE. Valley will receive, warehouse and ship Exclusive Merchandise sold through Retailer for a fee to be negotiated after a sample has

                                                                  NetRadio
                                                                           -----
                                                                    Valley
                                                                           -----

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement


                  been received and reviewed for packing and shipping requirements. For merchandise that is standard product (single CDs or cassettes and single VHS) a management fee of $[Confidential Treatment Requested] per unit will be applied.

8.       RETURNS.


         8.1.     DEFINITIONS.

                  8.1.1. REJECTED RETURNS. Any of the following: accessories; blank tape; counterfeit Product; Imports; promos; limited editions; Product identified in audiofile as non-returnable; Product sold by a record or video club; Product sold on a one-way basis; Product with a last customer return date (as defined in the audiofile license agreement) prior to the date the returned product is received by Valley; Product without the original artwork or liner notes: Schwann Guides; shopworn Product (items that have damage to the artwork, have foreign substance on the media or have been defaced); and all vinyl Product.

                  8.1.2. BREACHED PRODUCT. Any Opened CDs from the following companies: Intersound; Polygram Distribution ("PGD"); RYKO; Sony Music Entertainment ("Sony"); Universal ("UNI"); and Warner, Elektra and Atlantic ("WEA"); and all Opened PGD cassettes. In addition, Opened Video and DVD Product are considered Breached Product.

                  8.1.3. OPENED PRODUCT. Any Product with the top spine label or original manufacturer's shrink wrap or "dog bone" holographic sticker removed or cut in any way.

                  8.1.4. DEFECTIVE PRODUCT. Any Opened Product that is identified as defective when returned and which is actually defective.


                                                                  NetRadio
                                                                           -----
                                                                    Valley
                                                                           -----

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement


                  8.1.5. ACCEPTED RETURNS. Any Product which is neither Rejected Return nor Breached Product.

         8.2. RETURN POLICY. Accepted Returns are returnable and eligible for return credit to Retailer. Rejected Returns and Breached Product are non-returnable and not eligible for return credit to Retailer.

         8.3. RETURN FEES. In the event Valley receives Rejected Returns or Breached Product from Retailer, such Product will be returned to Retailer at Retailer's expense and a $[Confidential Treatment Requested] per unit processing charge will be imposed. Retailer may elect to have Valley keep the Product to avoid the $[Confidential Treatment Requested] per unit processing charge.

         8.4. REFURBISHING FEES. Retailer will pay a $[Confidential Treatment Requested] per unit refurbishing fee on all Accepted Opened Product except for Defective Product.

         8.5. RESTOCKING FEES. Retailer will pay a [Confidential Treatment Requested] percent ([Confidential Treatment Requested]%) restocking fee for processing all Accepted Returns except for Defective Product and unopened Product returned as incorrect items.

         8.6. MODIFICATIONS. Valley reserves the right to modify its return policies from time to time. Such modifications shall be effective upon Receipt by Retailer of written notice thereof.

9.       BILLING AND PAYMENT.

         9.1. INVOICES AND ACCOUNT RECONCILIATION. Valley will provide Retailer with an invoice and account reconciliation on a monthly basis. Invoices are due and payable thirty (30) days after the invoice date.

                                                                  NetRadio
                                                                           -----
                                                                    Valley
                                                                           -----

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement


         9.2. PAST-DUE AMOUNTS. Retailer shall be charged a [Confidential Treatment Requested] percent ([Confidential Treatment Requested] %) late fee on any amounts not paid within thirty
                  (30) days after the invoice date. Furthermore, all overdue balances not paid within thirty (30) days after the invoice date, will be assessed interest at the lesser of [Confidential Treatment Requested] percent ([Confidential Treatment Requested] %) or the maximum interest rate allowable by law, beginning on the due date. Valley, in its sole discretion, may refer collection of any past due amount to an agency or attorney, and Retailer will be liable for the payment of all costs and expenses, including reasonable attorneys' fees, associated therewith.

10.      PROPRIETARY RIGHTS.

         10.1. CONFIDENTIAL INFORMATION. The term "Confidential Information" refers to this Agreement and the subject matter of this Agreement and to all information which one party furnishes or makes available to the other party and all information related to one party's business which the other party acquires in the course of performing its obligations under this Agreement. Disclosure of Confidential Information by a party is forbidden except in the following circumstances: (i) to employees and outside parties, but only to the extent necessary to fulfil its obligations under the Agreement; (ii) if the information disclosed is already publicly known through no fault of the disclosing party; and (iii) if the Information is required to be disclosed by law or legal process, provided that the party, from whom disclosure is promptly required, gives the other party notice and agrees to cooperate with the non-disclosing party as that party may reasonably request to oppose disclosure.

         10.2. TRANSACTION INFORMATION. Both parties shall use best efforts to ensure maximum security of transaction information maintained on each party's computer system including, but not limited to, the names, addresses and products ordered by Retailer's customers.

                                                                  NetRadio
                                                                           -----
                                                                    Valley
                                                                           -----

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement


         10.3. AUDIOFILE DATABASE. The rights to intellectual property related to the audiofile database are governed by the audiofile License (Exhibit C). Any termination of this Agreement will automatically terminate the audiofile License, and any termination of the audiofile License will automatically terminate this Agreement.

         10.4. NO RIGHTS TO MARKS. Each party is hereby granted no rights in or to the other party's Marks. "Marks" means the trademarks, service marks, trade names or other marks, registered or otherwise, used by either Valley or Retailer, as applicable.

11.      TERMINATION.

         11.1. TERM. The term of this Agreement begins on the date this Agreement is executed by both parties and expires one (1) year thereafter.

         11.2. EARLY TERMINATION. Either party may terminate this Agreement upon thirty (30) days' written notice under the following conditions:

                  11.2.1. Valley discontinues fulfillment services to on-line customers or Retailer discontinues the on-line sale of pre-recorded music; or

                  11.2.2. Valley or Retailer delivers to the other party a 30-day written notice of termination for a material breach of this Agreement, provided such breach was previously identified in a written notice and the other party failed to cure such breach within thirty
                           (30) days.

12. LIMITATION OF REMEDIES AND EXCLUSION OF WARRANTIES. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO RETAILER FOR INDIRECT OR CONSEQUENTIAL DAMAGES, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF THE FORM OF ACTION. ALL PRODUCT SOLD HEREUNDER IS SOLD "AS-IS," AND VALLEY

                                                                  NetRadio
                                                                           -----
                                                                    Valley
                                                                           -----

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement


         EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO PRODUCT SOLD UNDER THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR PURPOSE.

13.      REPRESENTATIONS AND WARRANTIES.

         13.1.    VALLEY'S REPRESENTATIONS AND WARRANTIES

                  13.1.1. Valley has the right and authority to enter into this Agreement.

                  13.1.2. Valley will use best efforts to deliver Product to Retailer's customers in substantially the same condition as it was in when it was received by Valley in Valley's distribution facility.

         13.2.    RETAILER'S REPRESENTATIONS AND WARRANTIES.

                  13.2.1. Retailer has the right and authority to enter into this Agreement.

                  13.2.2. Retailer will not include any content on its website that infringes on the intellectual property rights, including copyright and trademark rights, of any third party, and will abide by all applicable rules and regulations.

                  13.2.3. Retailer will provide adequate customer service and abide by its terms of service and privacy policies.

14. INDEMNIFICATION. Both parties will, at all times, indemnify and hold the other party harmless from any and all third-party claims, damages, liabilities, costs and expenses (including reasonable attorney's fees) arising out of any error, omission, misconduct or negligence on the part of the indemnifying party or any breach or alleged breach by such party of any warranty or representation made by such party in this Agreement.


                                                                  NetRadio
                                                                           -----
                                                                    Valley
                                                                           -----

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement


15. FORCE MAJEURE. Neither party will be liable for failure to perform, or the delay in ------------- performance of, any of its obligations under this Agreement if, and to the extent that such failure or delay is caused by events substantially beyond its control, including, but not limited to, acts of God, acts of the public enemy or governmental body in its sovereign or contractual capacity, war, fire, floods, strikes, epidemics, quarantine restrictions, civil unrest or riots, freight embargoes and/or unusually severe weather. Lack of funds by either party shall not excuse timely performance. The parties affected shall use best efforts to avoid or remove such causes of non-performance or delay, and shall continue performance hereunder with reasonable dispatch whenever such causes are removed. If any such non-performance or delay continues for more than sixty (60) days, the unaffected party may elect to terminate this Agreement upon written notice to the other party.

16.      GENERAL.

         16.1. NOTICE. All notices, including those related to product, pricing, ordering and fulfillment policies that will have a material impact on the other party's business, shall be in writing and delivered by certified mail, postage prepaid and return receipt requested, or transmitted either by facsimile or electronic mail if confirmed contemporaneously by such mailing, to the addresses provided in writing, from time to time, by the parties.

         16.2. ENTIRE AGREEMENT; AMENDMENTS. This Agreement constitutes the entire agreement of the parties concerning the subject matter hereof, superseding all prior proposals, negotiations and agreements concerning the subject matter of this Agreement. No representation or promise relating to and no amendment of this Agreement will be binding unless it is in writing and signed by authorized representatives of both parties.

         16.3. ASSIGNMENT. This Agreement may not be assigned or otherwise transferred by either party to a third party without the prior written consent of the other party.

                                                                  NetRadio
                                                                           -----
                                                                    Valley
                                                                           -----

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement


                  Subject to the foregoing, this Agreement will bind and inure to the benefit of the successors and permitted assigns of Valley and Retailer.

         16.4. CAPTIONS:WAIVER SEVERABILITY. The captions appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or interpretation of this Agreement. No waiver by a party of any breach of any provision of this Agreement will constitute a waiver of any other provision of this Agreement. If any provision of this Agreement shall be held invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired, and such remaining provisions shall remain in full force and effect.

         16.5. GOVERNING LAW AND ARBITRATION. This Agreement shall be construed and enforced pursuant to the laws of the State of California. If the parties are unable to settle any disagreements regarding this Agreement or the project contemplated by this Agreement, such disagreements shall be submitted to binding arbitration within the State of California under the rules of the American Arbitration Association as then in effect.

         16.6. FACSIMILE SIGNATURES; COUNTERPARTS. Facsimile signatures will be accepted as original signatures for all purposes. This Agreement may be executed in counterparts.

In witness whereof, the parties hereto have executed this Agreement as of the date first above written.

VALLEY MEDIA, INC.                         NETRADIO CORPORATION

By: Nancy Moore Jimenez                    By: Edward A. Tomechko
    -------------------                        ------------------
Its: Director New Media                    Its: President & CEO

Telephone: 530 661-5416                    Telephone: (612) 379-6233

Facsimile: 530 661-7878                    Facsimile: (612) 378-9540

                                                                   EXHIBIT 10.17


                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

                                    Exhibit A
                                VALLEY MEDIA INC.
                          PRICE SCHEDULE FOR ALL LABELS
                        [CONFIDENTIAL TREATMENT REQUESTED]

                              % DISCOUNT SCHEDULE
      COMPACT DISCS          Suggested Retail Price          Invoice Cost
      -------------          ----------------------          ------------

                             ----------------------          ------------

                             ----------------------          ------------

                             ----------------------          ------------

       ALL LABELS            ----------------------          ------------

                             ----------------------          ------------

                             ----------------------          ------------

--------------------------------------------------------------------------------
        CASSETTES
--------------------------------------------------------------------------------

                             ----------------------          ------------

                             ----------------------          ------------

                             ----------------------          ------------

       ALL LABELS            ----------------------          ------------

                             ----------------------          ------------

                             ----------------------          ------------

--------------------------------------------------------------------------------
         SINGLES
--------------------------------------------------------------------------------

                             ----------------------          ------------

                             ----------------------          ------------

                             ----------------------          ------------

       ALL LABELS            ----------------------          ------------

                             ----------------------          ------------

                             ----------------------          ------------
--------------------------------------------------------------------------------

       EXCEPTIONS            (a)
--------------------------------------------------------------------------------

   Compact Discs Only        (b)
                             ----------------------          ------------

                            PRICES SUBJECT TO CHANGE
                               VALLEY MEDIA, INC.
             1280 SANTA ANITA COURT/P.O. BOX 2057/WOODLAND, CA 95776
                     PHONE: 800.845.8444/FAX: 800.999.1794 O
             UTSIDE THE U.S. PHONE: 530.661.5442/FAX: 530.661.2502

                                                                   EXHIBIT 10.17


                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement


                                    Exhibit B

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406


                                  I.FILL DOMESTIC
                                  NEXT DAY SERVICE

                             UPS NEXT DAY AM- PRIORITY
                                  (SHIP CODE 904)

# OF   WEIGHT   ZONE     ZONE      ZONE     ZONE       ZONE      ZONE      ZONE
CD'S   (LBS)      2        3        4         5          6         7        8
 2       1     $12.10   $12.74    $13.77    $14.15    $14.54    $14.92   $15.18
 5       2     $12.61   $13.25    $14.79    $15.31    $15.69    $16.08   $16.34
 8       3     $13.12   $13.77    $15.69    $16.34    $16.85    $17.11   $17.49
11       4     $13.64   $14.41    $16.59    $17.36    $17.88    $18.26   $18.65
14       5     $14.15   $14.92    $17.62    $18.39    $19.04    $19.42   $19.68
17       6     $14.54   $15.44    $18.65    $19.42    $20.19    $20.58   $20.83
20       7     $14.92   $15.95    $19.68    $20.58    $21.35    $21.61   $21.99
23       8     $15.31   $16.47    $20.71    $21.73    $22.50    $22.76   $23.02
26       9     $15.69   $16.98    $21.73    $22.76    $23.53    $23.79   $24.18
29      10     $16.08   $17.49    $22.76    $23.79    $24.56    $24.95   $25.20
32      11     $16.47   $18.14    $23.66    $24.82    $25.59    $25.97   $26.36


                     This information is subject to change without prior notice.
                                     Rates are effective as of February 1, 1999.

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406


                                   I.FILL DOMESTIC
                                  NEXT DAY SERVICE

                                UPS NEXT DAY - SAVER
                                   (SHIP CODE 901)

# OF   WEIGHT   ZONE     ZONE      ZONE     ZONE       ZONE      ZONE      ZONE
CD'S   (LBS)      2        3        4         5          6         7        8
 2       1      $8.07    $8.58     $9.48     $9.87    $10.25    $10.51   $10.77
 5       2      $8.58    $9.10    $10.38    $10.77    $11.15    $11.54   $11.79
 8       3     $10.47   $11.11    $12.65    $13.17    $13.68    $13.94   $14.19
11       4     $10.85   $11.62    $13.42    $14.07    $14.58    $14.84   $15.22
14       5     $11.24   $12.01    $14.32    $14.96    $15.61    $15.86   $16.12
17       6     $11.62   $12.52    $15.22    $15.86    $16.51    $16.89   $17.15
20       7     $12.01   $12.91    $16.12    $16.89    $17.53    $17.79   $18.05
23       8     $12.39   $13.29    $17.02    $17.79    $18.43    $18.69   $18.95
26       9     $12.65   $13.81    $17.92    $18.69    $19.33    $19.59   $19.98
29      10     $13.33   $14.65    $19.28    $20.08    $20.74    $21.14   $21.40
32      11     $13.59   $15.18    $20.08    $21.00    $21.66    $22.06   $22.46

                     This information is subject to change without prior notice.
                                     Rates are effective as of February 1, 1999.

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406


                                   I.FILL DOMESTIC
                                 SECOND DAY SERVICE

FED-EX SECOND-DAY                            FED-EX SECOND-DAY INSURED(1)
 (SHIP CODE 922)                                   (SHIP CODE 923)

# OF   WEIGHT   TOTAL
CD'S   (LBS)    CHARGE                      LIABILITY            FEE
 2        1     $4.60                   $ 0.01 - $100.00        $0.00
 5        2     $4.60                  $100.01 - $500.00        $2.50
 8        3     $4.60                  $500.01 - $600.00        $3.00
11        4     $4.60                  $600.01 - $700.00        $3.50
14        5     $4.60                  $700.01 - $800.00        $4.00
17        6     $4.60                  $800.01 - $900.00        $4.50
20        7     $4.60                  $900.01 - $1,000.00      $5.00
23        8     $4.60
26        9     $4.60       (1)   Insured Fed-Ex 2-Day is the same rate as 2-Day
29       10     $5.50             service plus the applicable fee.
32       11     $6.50

                     This information is subject to change without prior notice,
                                     Rates are effective as of February 1, 1999.

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406


                                  I. FILL DOMESTIC
                                 SECOND DAY SERVICE


                                   UPS SECOND DAY
                                   (SHIP CODE 902)

# OF   WEIGHT   ZONE     ZONE      ZONE     ZONE       ZONE      ZONE      ZONE
CD'S   (LBS)      2        3        4         5          6         7        8
 2       1      $5.50    $5.62    $5.74     $5.86      $6.10     $6.34    $6.46
 5       2      $5.62    $5.86    $6.10     $6.34      $6.58     $6.82    $7.06
 8       3      $5.86    $6.10    $6.58     $6.82      $7.18     $7.42    $7.54
11       4      $6.10    $6.34    $6.94     $7.30      $7.78     $8.02    $8.26
14       5      $6.34    $6.70    $7.30     $7.78      $8.38     $8.74    $8.98
17       6      $6.70    $7.06    $7.66     $8.26      $9.10     $9.46    $9.82
20       7      $6.94    $7.42    $8.14     $8.86      $9.82    $10.18   $10.66
23       8      $7.18    $7.78    $8.62     $9.46     $10.54    $11.02   $11.38
26       9      $7.42    $8.14    $9.10    $10.06     $11.26    $11.74   $11.98
29      10      $7.66    $8.50    $9.58    $10.54     $11.98    $12.46   $12.70
32      11      $7.90    $8.86    $9.94    $11.02     $12.58    $13.06   $13.42

                     This information is subject to change without prior notice.
                                     Rates are effective as of February 1, 1999.

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406


                                  I. FILL DOMESTIC
                                 UPS GROUND SERVICE

                               UPS GROUND-RESIDENTIAL
                                   (SHIP CODE 903)

WEIGHT   ZONE     ZONE      ZONE     ZONE       ZONE      ZONE      ZONE
(LBS)      2        3        4         5          6         7        8
  1      $3.93    $4.03    $4.25    $4.30     $4.48      $4.52     $4.62
  2      $3.99    $4.18    $4.50    $4.60     $4.88      $4.97     $5.22
  3      $4.07    $4.33    $4.70    $4.85     $5.13      $5.27     $6.67
  4      $4.19    $4.47    $4.90    $5.10     $5.38      $5.52     $5.97
  5      $4.32    $4.60    $5.07    $5.30     $5.58      $5.77     $6.27
  6      $4.46    $4.72    $5.22    $5.50     $5.78      $6.02     $6.52
  7      $4.60    $4.84    $5.32    $5.65     $5.98      $6.22     $6.77
  8      $4.73    $4.96    $5.42    $5.75     $6.13      $6.47     $7.17
  9      $4.86    $5.08    $5.52    $5.85     $6.28      $6.77     $7.57
 10      $4.99    $5.19    $5.62    $6.00     $6.48      $7.17     $8.02
 11      $5.12    $5.31    $5.72    $6.15     $6.73      $7.62     $8.52

                     This information is subject to change without prior notice.
                                     Rates are effective as of February 1, 1999.

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406


                                  I. FILL DOMESTIC
                                UPS 1ST AND 4TH CLASS


FIRST CLASS MAIL(1)                             4TH CLASS MAIL STANDARD B
 (SHIP CODE 952)                                      (SHIP CODE 953)

# OF      WEIGHT          TOTAL            # OF      WEIGHT          TOTAL
CD'S       (OZ)           CHARGE           CD'S       (OZ)           CHARGE
             1            $0.33              2          1            $1.13
             2            $0.55              5          2            $1.58
             3            $0.77              8          3            $2.03
 1           4            $0.99             11          4            $2.48
             5            $1.21             14          5            $2.93
             6            $1.43             17          6            $3.38
             7            $1.65             20          7            $3.83
 2           8            $1.87             23          8            $4.11
             9            $2.09             26          9            $4.39
            10            $2.31             29         10            $4.67
            11            $2.53             32         11            $4.95
 3          12            $2.75
            13            $2.97

                     This information is subject to change without prior notice.
                              All information is current as of January 10, 1999.

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406


                                  I.FILL DOMESTIC
                              USPS PRIORITY MAIL RATES

                                    PRIORITY MAIL
                                   (SHIP CODE 950)


WEIGHT   ZONE      ZONE     ZONE       ZONE      ZONE      ZONE
(LBS)     2&3        4        5          6         7         8
  1      $3.20     $3.20    $3.20      $3.20     $3.20     $3.20
  2      $3.20     $3.20    $3.20      $3.20     $3.20     $3.20
  3      $4.30     $4.30    $4.30      $4.30     $4.30     $4.30
  4      $5.40     $5.40    $5.40      $5.40     $5.40     $5.40
  5      $6.50     $6.50    $6.50      $6.50     $6.50     $6.50

    Note: Zone(1) based pricing starts at six (6) lbs.

  6      $6.60     $6.90    $7.10       $7.45     $7.70     $8.25
  7      $6.70     $7.30    $7.70       $8.40     $8.90    $10.00
  8      $6.80     $7.70    $8.30       $9.35    $10.10    $11.75
  9      $6.90     $8.10    $8.90      $10.30    $11.30    $13.50
 10      $7.00     $8.50    $9.50      $11.25    $12.50    $15.25

(1)See attached zone chart to determine zone.


                     This information is subject to change without prior notice.
                              All information is current as of January 10, 1999.

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406


                                  I.FILL DOMESTIC
                              USPS PRIORITY MAIL RATES

                               PRIORITY MAIL INSURED(1)
                                   (SHIP CODE 951)

                         LIABILITY(2)                FEE
                         $  0.01 - $ 50.00          $0.85
                         $ 50.01 - $100.00          $1.80
                         $100.01 - $200.00          $2.75
                         $200.01 - $300.00          $3.70
                         $300.01 - $400.00          $4.65
                         $400.01 - $500.00          $5.60
                         $500.01 - $600.00          $6.55
                         $600.01 - $5,000.00        $6.55+

(1) Insured Priority Mail is the same rate as Priority Mail (410) plus the applicable fee.

(2) Max. liability is $5,000.00

(3) $0.95 for each $100 or fraction over $600 in declared value


                     This information is subject to change without prior notice.
                              All information is current as of January 10, 1999.

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406


                                  I.FILL INTERNATIONAL
                             INT'L MAIL - SMALL PACKET AIR

                           INT'L MAIL - SMALL PACKET AIR MAIL
                                      (SHIP CODE 970)

# OF  WEIGHT   CANADA   MEXICO    W.HEMISPHERE  EUROPE  ASIA/AFRICA  PACIFIC RIM
CD'S  (LBS)      CN       MX           WH          EU        AA           PR
 1     0.38     $1.37    $1.49       $2.19       $2.79     $3.24        $3.49
       0.50     $1.70    $1.86       $2.78       $3.57     $4.17        $4.51
 2     0.63     $2.04    $2.23       $3.38       $4.35     $5.10        $5.53
       0.75     $2.37    $2.60       $3.97       $5.13     $6.03        $6.56
 3     0.88     $3.04    $3.35       $4.57       $5.91     $6.96        $7.58
       1.00     $3.04    $3.35       $5.16       $6.70     $7.89        $8.60
 4     1.13     $3.79    $4.84       $5.44       $7.25     $8.63        $9.44
       1.25     $3.79    $4.84       $5.72       $7.81     $9.37       $10.28
 5     1.38     $3.79    $4.84       $6.00       $8.37    $10.12       $11.11
       1.50     $3.79    $4.84       $6.28       $8.93    $10.86       $11.95
 6     1.63     $4.53    $6.32       $6.56       $9.49    $11.61       $12.79
       1.75     $4.53    $6.32       $6.84      $10.04    $12.35       $13.62
 7     1.88     $4.53    $6.32       $7.11      $10.60    $13.09       $14.46
       2.00     $4.53    $6.32       $7.39      $11.16    $13.84       $15.30
 9     2.50     $5.27    $7.81       $8.51      $13.39    $16.81       $18.65
11     3.00     $6.02    $9.30       $9.63      $15.62    $19.79       $21.99
13     3.50     $6.76   $10.79      $10.74      $17.86    $22.77       $25.34
15     4.00     $7.51   $12.28      $11.86      $20.09    $25.74       $28.69

***The max. weight for Small Packet Airmail is 4 lbs.


                     This information is subject to change without prior notice.
                              All information is current as of February 9, 1998.

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406


                                I.FILL INTERNATIONAL
                            INT'L MAIL - PARCEL POST AIR

                            INT'L MAIL - PARCEL POST AIR
                                  (SHIP CODE 971)

# OF   WEIGHT   CANADA   MEXICO    ZONE(1)     ZONE      ZONE     ZONE     ZONE
CD'S   (LBS)      CN       MX         A          B         C        D        E
  2       1      N/A      $6.05     $6.05      $7.67     $9.07   $10.42   $11.90
  5       2      $6.51    $9.02     $9.17     $11.39    $13.98   $15.77   $17.86
  8       3      $7.70   $12.00    $12.29     $15.11    $18.89   $21.13   $23.81
 11       4      $8.89   $14.38    $15.42     $18.83    $23.80   $26.49   $29.76
 14       5     $10.08   $16.76    $18.10     $21.81    $27.82   $31.40   $34.82
 17       6     $11.27   $19.14    $20.78     $24.78    $31.83   $36.31   $39.88
 20       7     $12.46   $21.52    $23.45     $27.76    $35.85   $41.22   $44.94
 23       8     $13.65   $23.90    $26.13     $30.74    $39.87   $46.13   $50.00
 26       9     $14.84   $26.28    $28.81     $33.71    $43.89   $51.04   $55.06
 29      10     $16.03   $28.66    $31.49     $36.69    $47.90   $55.95   $60.12
 32      11     $17.15   $30.75    $34.02     $39.37    $51.62   $59.97   $64.28

See attached zone chart to determine zone.

                             PARCEL POST AIR (INSURED)
                                   (SHIP CODE 972)

                          LIABILITY           FEE
                                       CANADA(1) ALL OTHER
                            $50.00      $0.75      $1.60
                           $100.00      $1.60      $2.45
                           $200.00      $2.50      $3.35
                           $300.00      $3.40      $4.25
                           $400.00      $4.30      $5.15
                           $500.00      $5.20      $6.05
                           $600.00      $6.10      $6.95
                           $700.00                 $7.40
                           $800.00                 $7.85
                           $900.00                 $8.30
                         $1,000.00                 $8.75

                     (1)Max liability is $600.00 for Canada


                     This information is subject to change without prior notice.
                              All information is current as of February 9, 1998.

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406


                                I.FILL INTERNATIONAL
                          INT'L MAIL - PARCEL POST SURFACE

         USPS PARCEL POST SURFACE                  PARCEL POST SURFACE (INSURED)
              (SHIP CODE 973)                              (SHIP CODE 974)
# OF   WEIGHT    CANADA     ZONE      ZONE      LIABILITY      FEE
CD'S    (LBS)      CN       A(1)      B(2)                   CANADA(1) ALL OTHER
 2        1       N/A        N/A       N/A         $50.00     $0.75     $1.60
 5        2       $6.46     $6.98     $8.37       $100.00     $1.60     $2.45
 8        3       $7.65     $8.31    $10.16       $200.00     $2.50     $3.35
11        4       $8.84     $9.65    $11.94       $300.00     $3.40     $4.25
14        5      $10.03    $10.99    $13.73       $400.00     $4.30     $5.15
17        6      $11.23    $12.33    $15.51       $500.00     $5.20     $6.05
20        7      $12.42    $13.67    $17.30       $600.00     $6.10     $6.95
23        8      $13.61    $15.01    $19.08       $700.00               $7.40
26        9      $14.80    $16.35    $20.87       $800.00               $7.85
29       10      $15.99    $17.69    $22.65       $900.00               $8.30
32       11      $17.10    $19.03    $24.44     $1,000.00               $8.75

(1)Includes the following countries:      (1)Max liability is $600.00 for Canada
   Bahamas, Bermuda, Caribbean Islands,
   Central America, Mexico, and
   St. Pierre & Miquelon

(2)All other countries.


                     This information is subject to change without prior notice.
                              All information is current as of February 9, 1998.

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406


                                  I.FILL INTERNATIONAL
                                   DHL WORLDWIDE RATES

                                    DHL INTERNATIONAL
                                     (SHIP CODE 940)

WEIGHT  LANE(1)   LANE      LANE      LANE      LANE      LANE      LANE      LANE      LANE
(LBS)      1        2         3         4         5         6         7         8         9
  1     $13.36    $19.88    $20.74    $13.36    $24.85    $32.60    $23.39    $31.38    $20.74
  2     $14.94    $23.26    $24.98    $14.94    $27.27    $39.58    $25.29    $37.57    $24.98
  3     $21.34    $27.36    $29.22    $17.29    $31.56    $46.55    $27.20    $43.75    $29.22
  4     $24.53    $31.47    $33.46    $19.09    $35.85    $53.53    $29,10    $49.94    $33.50
  5     $27.72    $35.57    $37.70    $20.89    $40.14    $60.51    $31.00    $56.12    $37.70
  6     $30.91    $39.34    $41.08    $22.69    $44.43    $65.17    $32.91    $60.86    $41.08
  7     $34.10    $43.10    $44.45    $24.49    $48.72    $69.83    $34.81    $65.59    $44.45
  8     $37.29    $46.87    $47.83    $24.23    $53.01    $74.49    $36.71    $70.32    $47.83
  9     $40.48    $50.64    $51.20    $28.09    $57.31    $79.15    $38.62    $75.06    $51.20
 10     $43.67    $54.40    $54.58    $29.89    $61.60    $83.81    $40.52    $79.79    $54.58
 11     $45.02    $55.68    $55.85    $30.80    $64.54    $86.85    $42.43    $84.52    $55.85

(1) See attached Lane chart to determine Lane.


                     This information is subject to change without prior notice.
                              All information is current as of February 9, 1998,

                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406


                                  I.FILL INTERNATIONAL
                                   UPS EXPRESS SERVICE

                            UPS INTERNATIONAL EXPRESS SERVICE
                                     (SHIP CODE 910)

WEIGHT  ZONE(1)    ZONE      ZONE      ZONE      ZONE      ZONE      ZONE      ZONE      ZONE      ZONE      ZONE
(LBS)      81       82        84        901       902       903       904       905       906       907       908
   1    $13.80    $19.95    $19.95    $14.44    $18.56    $20.10    $19.64    $26.65    $21.10     $42.18    $44.60
   2    $15.20    $23.09    $23.09    $16.63    $21.38    $23.87    $22.05    $30.07    $26.60     $49.45    $53.01
   3    $17.12    $24.94    $27.08    $21.18    $26.09    $27.83    $27.17    $35.20    $33.81     $56.15    $61.42
   4    $18.17    $26.65    $30.21    $23.87    $29.02    $31.02    $30.36    $39.33    $39.59     $62.70    $69.83
   5    $19.32    $28.36    $33.49    $26.64    $31.96    $34.43    $33.55    $43.46    $45.36     $69.40    $78.09
   6    $20.48    $30.07    $36.48    $28.21    $34.31    $37.29    $36.52    $47.31    $50.19     $75.95    $84.50
   7    $21.53    $31.78    $39.62    $29.88    $36.54    $39.82    $39.49    $51.16    $55.13     $82.65    $90.92
   8    $22.68    $34.20    $42.61    $31.54    $38.78    $42.24    $42.35    $54.86    $60.06     $89.35    $97.19
   9    $23.84    $35.63    $45.74    $33.12    $41.01    $44.66    $45.32    $58.71    $64.89     $95.90   $103.60
  10    $24.89    $37.19    $48.88    $34.78    $43.24    $47.08    $48.29    $62.56    $69.83    $102.60   $110.01
  11    $25.83    $38.76    $50.30    $36.08    $45.24    $48.84    $50.71    $65.69    $74.66    $109.30   $116.28

(1) See attached zone chart to determine zone.


                     This information is subject to change without prior notice.
                              All information is current as of February 9, 1998,

                                                                   EXHIBIT 10.17


                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement

                           AUDIOFILE LICENSE AGREEMENT

This agreement ("Agreement"( is entered into by and between Valley Media, Inc. (the "Licensor"); and the party identified in Exhibit A as the "Licensee" (not including any subsidiaries, affiliates, or franchisees). This Agreement is the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof (superseding all proposals, communications or prior agreements, oral or written with respect to such subject matter); and may be amended only in a writing signed by both parties. As used herein, "Database" means the proprietary database described in the Audiofile Specifications attached as Exhibit B to this Agreement created and developed by Licensor, and includes "Database Updates," daily updates of information contained in the Database.

1.       LICENSE GRANT

(a) Licensor hereby grants to Licensee during the term of this Agreement, a non-exclusive, non-transferable, non-sublicenseable license to:

         (i) Load, transmit, execute, store or display the Database on the Licensee's servers at the location(s) specified in Exhibit A attached hereto for use by Licensee and Licensee's retail customers;

         (ii) Modify the Database for use by Licensee and Licensee's retail customers; or

         (iii) Incorporate the Database or portions thereof into its own database for use by Licensee and Licensee's retail customers, provided, however, that the Database portion of the resulting conjoined work may be used only in accordance with the license granted in Section 1(a) above.

(b) Licensee may not, without prior written consent from Licensor, sublicense, sell, lend, rent the Database or any portion thereof, or assign this license or any of its rights or obligations under this Agreement to any party; provided, however, that Licensee may make copies of the Database sufficient for back-up, development and production purposes.

                                                                   EXHIBIT 10.17


                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement

2.       FEES

(a) As consideration for the License granted herein, upon execution of this Agreement, Licensee shall pay to Licensor the TOTAL FEES DUE set forth on Fees-Line 4 of Exhibit A, which includes:

         (i) The LICENSE FEE (Fees-Line 1 of Exhibit A) to operate the Database at the location(s) listed in Exhibit A; and

         (ii) The PRO-RATED UPDATE FEE (Fees-Line 2 of Exhibit A) for the Database Updates for the specified period; and

(b) Licensee shall also pay the UPDATE FEE (Fees-Line 5 of Exhibit A) to Licensor as consideration for Licensor providing the Database Updates. The subscription is to be paid quarterly in advance on the first day of each calendar quarter (January 1, April 1, July 1 and October 1). The UPDATE FEE entitles the Licensee to receive Database updates for the succeeding three (3) month period.

(c) Licensor shall provide Licensee with reasonable telephone support for the Database and Database Update at no additional charge.

3.       RIGHTS IN TANGIBLE AND INTELLECTUAL PROPERTY

         Licensor shall be the sole owner of the Database, Database Updates and all supporting materials as between Licensor and Licensee, including any and all copies thereof, and including all patent, trademark, copyright, trade secret and other intellectual property rights associated therewith. Licensee agrees to treat the Database, Database Updates and supporting materials as confidential trade secrets of the Licensor.

                                                                   EXHIBIT 10.17


                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement

4.       TERM: TERMINATION

         The term of the Agreement and the licenses granted hereunder shall commence on the Agreement Date specified in Exhibit A and continue until terminated as set forth herein:

         Either party may terminate the term of this Agreement on thirty (30) days' notice for a material breach of this Agreement, provided such breach was previously identified in a written notice and the other party did not cure that breach within thirty (30) days. If Licensee terminates this Agreement or the Order Fulfillment Agreement between the parties, then Licensor will refund a pro-rata portion of all fees paid by Licensee under this Agreement. The term of this Agreement may also be terminated with the mutual consent of the parties.

5.       WARRANTY

(a) Licensor warrants that the media on which or transmission by which the Database or Database Update are delivered will be free from defects. Licensor's sole obligations under the foregoing warranty are limited to
         (i) replacement of any defective media, (ii) re-transmission of the Database or Database Update, or (iii) termination of this Agreement and refunding a pro rata portion of any FEES paid in advance by Licensee.

(b)      EXCEPT AS SET FORTH IN SECTION 5(a) ABOVE:

         (i) THE DATABASE AND DATABASE UPDATES ARE PROVIDED "AS IS" AND LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE CONTENT, SUFFICIENCY, ACCURACY, COMPLETENESS OR CURRENTNESS THEREOF.

         (ii) LICENSOR EXPRESSLY DISCLAIMS ANY EXPRESS, IMPLIED OR STATUTORY WARRANTY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSES.

                                                                   EXHIBIT 10.17


                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement

6.       LIMITATIONS OF LIABILITIES

(a) IN NO EVENT WILL LICENSOR BE LIABLE TO LICENSEE FOR THE RESULTS OF LICENSEE'S USE OF THE DATABASE, FOR ANY IMPAIRMENT OF LICENSEE'S ABILITY TO CONDUCT ITS BUSINESS AS A RESULT OF ITS USE OR INABILITY TO USE THE DATABASE. NEITHER PARTY SHALL BE LIABLE FOR ANY
         LOSSES OR DAMAGES, WHETHER DIRECT OR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL, ARISING FROM
         THIS AGREEMENT; THE DESIGN, CONTENT, OPERATION OR USE OF THE DATABASE; OR FOR ANY ERRORS OR OMISSIONS CONTAINED THEREIN, REGARDLESS OF THE CAUSE, THE CIRCUMSTANCES, OR THE FORM OF THE ACTION.

(b) IN NO EVENT WILL LICENSOR'S LIABILITY TO LICENSEE FOR ANY CLAIMS, LOSSES OR DAMAGES ARISING UNDER THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHER FORM OF ACTION, EXCEED THE LICENSE FEE SPECIFIED IN FEES-LINE 2 OF EXHIBIT A.

7.       INDEMNIFICATION

         Licensee will at all times indemnify and hold harmless Licensor from any and all claims, damages, liabilities, costs and expenses, including reasonable legal expenses and attorneys fees, arising out of any claims arising out of Licensee's use of the Database.

8.       ASSIGNMENT

         This Agreement may not be assigned by either party without the express written consent of the other party; provided, however, that without Licensee's consent, Licensor may assign its right to receive funds hereunder and may assign this Agreement to an affiliate or subsidiary of Licensor.

                                                                   EXHIBIT 10.17


                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

NetRadio Corporation
Order Fulfillment Agreement

9.       SURVIVAL

         Paragraphs 6, 7 and 8 of this Agreement will survive the expiration or termination of the term of this Agreement.

10.      TAX PAYER IDENTIFICATION NUMBER

         Licensor's Tax Payer Identification Number is 942556440.

LICENSOR:                                    LICENSEE:
Valley Media, Inc.                           /s/ D.W. Pederson
1280 Santa Anita Court                       -----------------
Woodland, California 95776                   D.W. Pederson
                                             -----------------
                                             C.C.O.
                                             -----------------

By: /s/ Nancy Moore Jimenez                  By (Database):
    -----------------------                                 -------------------
Its: Director New Media                      By (Database Updates):
                                                                   ------------
                                             Its:
                                                  -----------------------------

                                                                   EXHIBIT 10.17


                                EXHIBIT 10.17 - CONFIDENTIAL TREATMENT REQUESTED
                          Certain information has been omitted from this exhibit
                         and filed separately with the SEC pursuant to a request
                                       for confidential treatment under Rule 406

                           AUDIOFILE LICENSE AGREEMENT
                                    EXHIBIT A

LICENSEE INFORMATION:                                     AGREEMENT DATE: 4/1/98

NETRADIO, A DIVISION OF NAVARRE, INC.
--------------------------------------------------------------------------------
(Legal Name of Business)

NETRADIO
--------------------------------------------------------------------------------
(Store Name)

43 MAIN STREET S.E.
--------------------------------------------------------------------------------
(Billing Address)

MINNEAPOLIS, MN 55414
--------------------------------------------------------------------------------
(City, Sate, ZIP Code)

(612) 378-2211                                                    (612) 378-9540
--------------------------------------------------------------------------------
(Phone Number)                                                      (Fax Number)

DAVID WITZIG                                                         SEAN WALKER
--------------------------------------------------------------------------------
(Owner)                                                      (Technical Contact)

LOCATION(S) USING DATABASE:       *PLEASE ATTACH ADDITIONAL SHEETS IF NECESSARY*

1)        STORE NAME: ABOVE
                      ----------------------------------------------------------
          PHYSICAL ADDRESS:
                           -----------------------------------------------------
          PHONE & CONTACT:
                          ------------------------------------------------------

2)        STORE NAME:
                      ----------------------------------------------------------
          PHYSICAL ADDRESS:
                           -----------------------------------------------------
          PHONE & CONTACT:
                          ------------------------------------------------------

3)        STORE NAME;
                      ----------------------------------------------------------
          PHYSICAL ADDRESS:
                           -----------------------------------------------------
          PHONE & CONTACT:
                          ------------------------------------------------------

MEDIUM FOR DELIVERY OF DATABASE:                    o  Database Date:
                                                                      ----------
          o   3 1/2" High Density Diskette
          o   Included with POS software            o  Current through:
                                                                       ---------
          o   Other:
                    ----------------------------
                                                    o  Update Disk Type:
                                                                        --------

MEDIUM FOR DELIVERY OF UPDATES:
          o    3 1/2" High Density Diskette         o  Update Frequency:
                                                                        --------
          o    BBS Retrieval
          o    Other:                               o  Software System: NT/ SITE
                                                       SERVER
                                                       -------------------------

OPERATING SYSTEM ON EQUIPMENT USING THE             o  Modem Speed:    MULTIPLE
                                                       T3'S (OC3)
                                                       -------------------------

DATABASE/UPDATES:
          o    MS-DOS or PC-DOS
          o    Macintosh
          o    SCO Xenix
          o    Unix
          o    Other:
                     --------------------------

FEES:
     Line 1, LICENSEE FEE:             $[CONFIDENTIAL TREATMENT REQUESTED] PER YEAR

     Line 2, PRO-RATED UPDATE FEE:     $__________ for the period from ____________ to ____________

     Line 3, MISCELLANEOUS FEES:       $__________

     Line 4, TOTAL FEES DUE:           $__________ upon receipt, to initiate your subscription.

     Line 5, UPDATE FEE:               $__________ per o Calendar Quarter (audiofile Rep Initials: __________)
            (for periodic updates)                                        $__________ per o Year



By initialing here, I agree that all information listed above is true and correct, and that I have disclosed all locations using the Database and Database
Updates.   D.W.   (Please Initial)
         -------
        (Licensee)